GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of the 31st day of October, 2005 by FLORIDA GAMING CORPORATION, a Delaware corporation (the “Guarantor”), in favor of FREEDOM FINANCIAL CORPORATION, an Indiana corporation (the “Lender”).

RECITALS

A.   Pursuant to that certain Third Amended and Restated Loan Agreement (the “Loan Agreement”) by and between Florida Gaming Centers, Inc. and City National Bank of Florida, as Trustee under Trust Agreement dated January 3, 1979 and known as Trust No. 5003471 (collectively the Borrower”) and Lender dated concurrently herewith (the “Loan Agreement”), Lender has agreed to make and Borrower has accepted a loan in the principal amount of $2,400,000 (the “Loan”), which Loan is evidenced by a certain Third Amended and Restated Note dated concurrently herewith and executed by Borrower  in favor of Lender (the “Note”), and is secured by, among other things, certain Mortgages (collectively the “Mortgages”) assigned by First Bank to Lender encumbering the property described in said Mortgages (the “Property”), excluding approximately 70 acres of land adjoining Florida Gaming Centers, Inc.’s Fort Pierce, Florida Jai Alai which land is in the process of being sold.

B.      The Guarantor is financially interested in the Property, through ownership and control in Borrower, and as a material inducement to Lender to agree to enter into the Loan Agreement and make the Loan, the Guarantor has agreed to enter into this Guaranty on the terms and conditions hereinafter set forth.

C.    It will be of substantial economic benefit to the Guarantor for the Borrower to issue the Note and borrow the principal evidenced thereby, the Guarantor expecting to receive, directly or indirectly, substantial economic benefit therefrom and from Borrower’s ownership and operation of the Property, and any all loans or other financial accommodations made to Borrower by Lender are made with Lender’s full reliance on this Guaranty.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing, Guarantor agrees as follows:

1.Definitions.

(a) “Borrower’s Liabilities” means all obligations and liabilities of Borrower to Lender, including, without limitation, all debts, claims and indebtedness whether primary, secondary, direct, contingent, fixed  or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under the Loan Documents or by oral agreement or operation of law or otherwise, and all terms, conditions, agreements, representations, warranties, undertakings, covenants, guaranties and provisions to be performed, observed or discharged by Borrower under the Loan Documents.

(b) “Guarantor’s Liabilities” means all of Guarantor’s obligations and liabilities to Lender under this Guaranty.

(c) “Loan Documents” means the Loan Agreement, the Note, the Mortgages, and all agreements and instruments and documents, including, without limitation, promissory notes, loan and security agreements, guaranties, letters of credit, mortgages, deeds of trust, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Lender and any and substitutions, replacements, renewals and/or amendments to and of the aforementioned agreements, instruments and documents.

2.Guaranty.

 Guarantor unconditionally and absolutely guarantees to Lender the prompt performance and payment of all of Borrower’s Liabilities when such performance or payment is due or declared due by Lender.

Prior to enforcing its rights under this Guaranty, Lender is not required to (a) prosecute collection or seek to enforce or to resort to any remedies against Borrower or any other party liable to Lender on account of Borrower’s Liabilities or any guaranty thereof; or (b) to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to Lender by Borrower or any other party to secure the repayment of Borrower’s Liabilities.

Guarantor’s Liabilities shall in no way be impaired, affected, reduced or released by reason of (a) Lender’s failure or delay to do or take any of the actions or things described in this Guaranty; (b) the invalidity or unenforceability of Borrower’s Liabilities or the Loan Documents; or (c) any loss of or change in priority or reduction in or loss of value of any security interest, lien or encumbrances securing the repayment of Borrower’s Liabilities

3.  Representations and Warranties.

Guarantor represents and warrants to Lender that:

(a)   The recitals in this Guaranty are true and correct;

(b) Guarantor has the right, power and capacity to enter into, execute, deliver and perform this Guaranty;

(c) This Guaranty, when duly executed and delivered, will constitute a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy laws or other laws affecting creditor’s rights generally or the equity powers of the courts;

(d) The execution, delivery and/or performance by Guarantor of this Guaranty shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in any agreement or document to which Guarantor is now or hereafter a party or by which it is or may become bound;

(e) Guarantor is now, and at all times hereafter shall be, solvent and generally able to pay its debts as such debts become due, and Guarantor now owns and shall at all times hereafter own property which, at fair valuation, exceeds the sum of Guarantor’s debts;

(f) Guarantor does not intend to incur or have reason to believe that Guarantor will incur debts beyond Guarantor’s ability to pay such debts as they mature;

(g) There are no actions or proceedings which are pending or threatened against Guarantor which might result in any material and adverse change in Guarantor’s ability to perform Guarantor’s Liabilities;

(h) Upon written request from Lender, Guarantor agrees to furnish Lender all pertinent facts relating to the ability of Borrower to pay and perform Borrower’s Liabilities and all pertinent facts relating to Guarantor’s ability to pay and perform Guarantor’s Liabilities. Guarantor agrees to keep informed with respect to all such facts. Guarantor acknowledges and agrees that (i) Lender has relied and will continue to rely upon the facts and information to be furnished to it by Guarantor, and (ii) in executing this Guaranty and at all times hereafter Guarantor has relied and will continue to rely upon Guarantor’s own investigation and upon sources other than Lender for all information and facts relating to the ability of Borrower to pay and perform Borrower’s Liabilities, and Guarantor has not and will not hereafter rely upon Lender for any such information or facts; and

 (i)Guarantor agrees to furnish to Lender all financial statements and other information required to be furnished by Guarantor under the Loan Agreement at the times and in the manner provided in the Loan Agreement.

4.Waivers.

(a)Guarantor waives any and all right to assert against Lender any claims or defenses based upon any failure of Lender to furnish to Guarantor any information or facts relating to the ability of Borrower to pay and perform the Borrower’s Liabilities.

(b)To the extent permitted by law, Guarantor waives all defenses, counterclaims and offsets of any kind or nature in connection with the validity and/or enforceability of this Guaranty, including, without limitation, (i) those arising directly or indirectly from the perfection, sufficiency, validity and/or enforceability of any security interest granted by Borrower to Lender or acquired by Lender from Borrower, and (ii) those based upon the failure or adequacy of consideration.

 (c)Guarantor waives any and all right to assert against Lender any claim or defense based upon any election of remedies by Lender, which, in any manner impairs, affects, reduces, releases or extinguishes Guarantor’s subrogation rights or Guarantor’s right to proceed against Borrower for reimbursement , or any other rights of Guarantor against Borrower, or against any other person or security, including, without limitation, any defense based upon an election of remedies by Lender under any provision or law or regulation of any state, governmental entity or country,

 (d)Guarantor waives any right to assert against Lender as a defense, counterclaim, setoff or cross claim to the payment or performance of Guarantor’s Liabilities, any defense, either legal or equitable, setoff, counterclaim or claim which Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender in any way or manner.

 (e) Guarantor hereby waives notice of the following events or occurrences and   agrees that Lender may do any or all of the following in such manner, upon such terms and at such times as Lender in its sole and absolute discretion deems advisable without in any way impairing, affecting, reducing or releasing Guarantor from Guarantor’s liabilities:

(i)                 Lender’s acceptance of this Guaranty:

(ii)               Presentment, demand, notices of default, nonpayment, partial payment and protest, and all other notices of formality to which Guarantor may be entitled.

(iii)             Borrower’s heretofore, now or from time to time hereafter doing any of the following:

(A)loaning monies or extending credit to or for the benefit of Borrower, whether pursuant to the Loan Documents or any amendments, modifications, additions or substitutions thereto:

(B) substituting for, releasing, waiving or modifying any security interests, liens or encumbrances in any of Borrower’s assets;

(C)obtaining, releasing, waiving or modifying any other party’s guaranty of Borrower’s Liabilities or any security interest, lien, encumbrance in any other party’s assets given to Lender to secure such party’s guaranty of Borrower’s Liabilities;

(D) obtaining, amending, substituting for, releasing, waiving or modifying any of the Loan Documents;

(E) granting to Borrower and any other party liable to Lender on account of Borrower’s Liabilities any indulgences or extensions of time of payment of Borrower’s Liabilities; and

(F) accepting from Borrower or any other party any partial payment or payments on account of Borrower’s Liabilities or any collateral securing the payment thereof or settling, subordinating, compromising, discharging or releasing the same.

5.Covenants and Agreements.

Guarantor covenants and agrees with Lender that:

(a)all security interests, liens and encumbrances heretofore, now and at any time hereafter granted by Guarantor to Lender shall  secure Guarantor’s Liabilities;

(b)all indebtedness, liability or liabilities now and at any time hereafter owing by Borrower to Guarantor are hereby subordinated to Borrower’s liabilities.

(c)all security interests, liens and encumbrances which Guarantor now has and from time to time hereafter may have upon any of Borrower’s assets are hereby subordinated to all security interests, liens and encumbrances which Lender now has and from time to time hereafter may have thereon; and

6.Security.

To secure the prompt payment to Lender of the Guarantor’s Liabilities and the prompt, full, and faithful performance of Guarantor’s Liabilities, Guarantor grants to Lender a security interest in and a lien upon all of Guarantor’s now existing and/or owned and hereafter arising and/or acquired money, reserves, deposits, deposit accounts and interest or dividends thereon, cash, cash equivalents and other property now or at any time or times in possession or under the control of Lender and its bailee for any purpose (individually and collectively the “Collateral”).

Guarantor shall execute and/or deliver to Lender, at any time and from time to time hereafter at the request of Lender, all agreements, instruments, documents and other written materials that Lender reasonably may request, in a form and substance acceptable to Lender, to perfect and maintain perfected Lender’s security interest in the Collateral  or other property pledged by Guarantor to secure Guarantor’s Liabilities. Lender shall have no obligation to protect, secure or insure any of the foregoing security interests, liens or encumbrances or the properties or interests in  properties subject thereto.

Guarantor warrants and represents to and covenants with Lender that (a) Guarantor has good, indefeasible and merchantable title to the Collateral; (b) Lender’s security interest in and lien upon the Collateral is now, and at all times hereafter shall be, valid, perfected and have a first priority; and (c) Guarantor shall not grant a security interest in, or permit a lien, claim or encumbrance upon any of the Collateral in favor of a third party.

7. Defaults.

The occurrence of any of the following events shall, at the election of Lender, be deemed a default by Guarantor (an “Event of Default”) under this Guaranty:

(a)Guarantor fails to pay any of Guarantor’s Liabilities when due and payable or properly declared due and payable and such payment is not made within thirty (30) days of the original due date;

(b)Guarantor fails or neglects to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Guaranty, which is required to be performed, kept or observed by Guarantor and Guarantor shall fail to remedy such within thirty (30) days of being served with written notice from Lender, during which time Guarantor shall be diligently pursuing a cure;

(c)the Collateral or any other of Guarantor’s assets are attached, seized, subjected to a writ of distress warrant, or are levied upon, or become subject to any lien, or come within the possession of any receiver, conservator, trustee, custodian or assignee for the benefit of creditors;

(d)Guarantor becomes insolvent or generally fails to pay, or admits in inability to pay, debts as they become due;

(e)a petition under Title 11 of the United States Code or any similar law or regulation shall be filed by Guarantor or Guarantor makes an assignment for the benefit of creditors or any case or proceeding is filed by Guarantor for its dissolution or liquidation;

(f)a petition under Title 11 of the United States Code or any similar law or regulation is filed against Guarantor or a case of proceeding is filed against Guarantor for its dissolution or liquidation and such proceeding shall not be dismissed within thirty (30) days of its filing, during which time Guarantor shall diligently contest such action or proceeding;

(g)Guarantor is enjoined, restrained or in any way prevented by court order from conducting all of any material part of its business affairs and such injunction or restraint shall not be voided, removed or dismissed within thirty (30) days of the court’s order, during which time Guarantor shall diligently contest such action or proceeding;

(h)a notice of lien, levy or assessment is filed of record or given to Guarantor with respect to all of any of Guarantor’s assets by any federal, state, or local government agency;

(i)Guarantor is in default in the payment or performance of any material obligation, indebtedness or other liability to any third party and such default is not cured within any cure period specified in any agreement or instrument governing the same.

(j)any material statement, report or certificate made or delivered to Lender by Guarantor is not true and correct;

(k)the occurrence of any material adverse change in Guarantor’s financial condition and the failure of Guarantor to remedy such within thirty (30) days of being served with written notice from Lender;

(l) the occurrence of a default under any other agreement, instrument and /or document executed and delivered by Guarantor to Lender which is not cured by Guarantor within any applicable cure period set forth in such agreement, instrument and/or document; or

8. Miscellaneous.

  (a)All payments received by Lender from any source on account of Borrower’s Liabilities shall be applied by Lender in it sole discretion and this Guaranty shall apply to and secure the balance which may be owed to Lender on account of Borrower’s Liabilities.

(b)If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Guaranty  and the application of such provision to other parties or circumstances will not be affected thereby, the provisions of this Guaranty being severable in any such instance. This Guaranty shall be binding upon Guarantor and inure to the benefit of Guarantor and Lender and their successors and assigns.

(c)This Guaranty shall continue in full force and effect until Borrower’s Liabilities are fully paid, performed and discharged.

(d)This Guaranty is submitted to Lender at Lender’s principal place of business and shall be deemed to have been made at such address. This Guaranty shall be governed by and controlled as to interpretation, enforcement, validity, construction, effect and in all other respects by the laws, statutes and decisions of the State of Indiana. No modification, waiver, estoppel, amendment discharge or change of this Guaranty or any related instrument shall be valid unless the same is in writing and signed  by the party against which the enforcement of such modification, waiver, estoppel amendment, discharge or change is sought.

(e)Guarantor warrants and represents to Lender that Guarantor has read this Guaranty and understands the contents hereof and that this Guaranty is enforceable against Guarantor in accordance with its terms.

(f)GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OR OUT OF, RELATED TO OR FROM THIS GUARANTY MAY BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF FLOYD, STATE OF INDIANA. GUARANTOR  CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. GUARANTOR HEREBY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR IN ACCORDANCE WITH THIS PARAGRAPH.

(g)GUARANTOR AND LENDER IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING(I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AGREEMENT DELIVERED IR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY OR ANY SUCH AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date and year aforesaid.

GUARANTOR:

FLORIDA GAMING CORPORATION

	By:	/s/ W. Bennett Collett .
W. Bennett Collett
Chairman of the Board and
Chief Executive Officer

ATTEST:

/s/ Kimberly R. Tharp
Kimberly R. Tharp
Secretary